UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):      March 24, 2005

ABM Industries Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-8929	94-1369354

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Pacific Avenue, Suite 222, San Francisco, California	94111

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code       (415) 733-4000

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On March 24, 2005, the Compensation Committee of the Board of Directors of ABM Industries Incorporated (the “Company”) adopted performance objectives for the Company’s Chief Executive Officer for its 2005 fiscal year, which will end on October 31, 2005. The employment agreement for the Chief Executive Officer calls for a bonus based upon his performance measured against performance objectives adopted by the Compensation Committee. The performance objectives are attached as Exhibit 99.1 to this Form 8-K.

     On March 24, 2005, the Compensation Committee also took a number of actions in furtherance of the Company’s executive incentive program. These actions included an amendment to the Company’s 2002 Price-Vested Performance Stock Option Plan to permit the Compensation Committee to make stock option grants with exercise prices at or above the fair market value of the Company’s common stock on the day of grant. Prior to the amendment the 2002 Price-Vested Performance Stock Option Plan called for all grants to have exercise prices equal to fair market value of the Company’s common stock on the day of grant.

     At the same meeting, the Compensation Committee adopted a non-qualified stock option agreement for use under the Time-Vested Incentive Stock Option Plan. The Compensation Committee has authority to make both incentive stock option grants and non-qualified stock option grants under the Time-Vested Incentive Stock Option Plan. The new form of non-qualified stock option agreement is attached as Exhibit 99.2.

     Under the current form of stock option agreement for the 2002 Price-Vested Performance Stock Option Plan, the Compensation Committee granted George B. Sundby, the Company’s Executive Vice President and Chief Financial Officer, an option to purchase 23,000 shares of the Company’s common stock at an exercise price of $21.70 per share and under the new form of stock option agreement for the Time-Vested Incentive Stock Option Plan, the Compensation Committee granted Mr. Sundby an option to purchase 28,000 shares of the Company’s common stock at an exercise price of $21.81 per share. The “Fair Market Value” of a share of the Company’s common stock at the time of grant for purposes of each of the plans was $19.21.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Chief Executive Officer Performance Objectives for Fiscal Year 2005.

99.2 Form of Non-Qualified Stock Option Agreement under the Time-Vested Incentive Stock Option Plan.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABM INDUSTRIES INCORPORATED
Dated: March 29, 2005	By:	/s/ Linda S. Auwers
Linda S. Auwers
Senior Vice President and General Counsel

EXHIBIT INDEX

99.1 Chief Executive Officer Performance Objectives for Fiscal Year 2005.

99.2 Form of Non-Qualified Stock Option Agreement under the Time-Vested Incentive Stock Option Plan.